LEEB FOCUS FUND

Supplement to Prospectus dated March 31, 2008

Effective August 29, 2008, the address of the Fund’s investment adviser, Leeb Capital Management, Inc., has changed. The new address is:

Leeb Capital Management, Inc.
8 West 40th Street, 19th Floor
New York, NY 10018

This Supplement and the Prospectus dated March 31, 2008 provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated March 31, 2008, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling the Fund at (866) 400-5332.

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This Supplement is dated September 8, 2008